SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  August 18, 1997
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


North Carolina                      1-10646                   56-1688522
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
(State of Incorporation)(Commission File Number)(IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                    (Zip code)


Registrant's telephone number, including area code:      (919) 977-4400
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                                       N/A
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          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.



t:\brass\sec\/8K\8-K.doc

Item 2.  Acquisition or Disposition of Assets:
On August 18, 1997, Centura Banks, Inc. ("Centura")successfully completed its assumption of loans and deposits of 13 branches acquired as a result of Branch Banking & Trust Company's merger with United Carolina Bank. A press release is attached as Exhibit 99.







Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                   Registrant


Date: August 18, 1997                         By:  /s/ Steven Goldstein
                                                     Steven Goldstein
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

                                                                     Sequential
                                                                           Page
Exhibit                    Description of Exhibit                        Number
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99                Press release dated August 18, 1997                         5

August 18, 1997


FOR IMMEDIATE RELEASE               Contact:         Bruce Gillikin
                                                     Centura Bank
                                                    (919) 937-3716




            CENTURA ACQUIRES $484 MILLION IN BANK DEPOSITS AND LOANS, SIGNIFICANTLY BOOSTING EASTERN NORTH CAROLINA MARKET SHARE


         ROCKY MOUNT, N.C. -- Centura Banks Inc. (NYSE:CBC) today adds 13 new branches in 10 markets, giving it increased market share and a significant number of new customers in Eastern North Carolina.
         The new financial stores are the result of Branch Banking & Trust Company's (BB&T) merger with United Carolina Bank (UCB). Earlier this year Centura reached an agreement to acquire the 13 branches from BB&T and UCB with $313 million in deposits and $171 million in loans.
         "This gives us a much broader market share in the eastern part of our state, which is our traditional base of strength," said Cecil W. Sewell, Centura president and chief executive officer. "We expect our new customers to find value in the additional products and services we offer,

                                     -more-

Centura
Page 2
August 18, 1997


such as online banking, our Centura Highway telephone banking center, securities, insurance and leasing. Centura will acquire two new branches each in Clinton, Wadesboro and Whiteville as part of the deal and one branch apiece in Goldsboro, Faison, Williamston, Kenansville, Chadbourn, Rockingham and Raeford.
         Centura is acquiring the assets after BB&T and UCB agreed to sell 20 branches to resolve the U.S. Justice Department's antitrust concerns over the two banks' proposed merger.
         With assets of $7 billion, Centura provides a complete line of banking, investment, insurance, leasing and trust services to individuals and businesses throughout North Carolina and the Hampton Roads area of Virginia. Services are provided through 187 financial centers; including 22 full-service locations in supermarkets; more than 265 ATMs at financial centers, Wal-Mart stores and Sam's stores; the Centura Highway telephone banking center; Centura's Internet site; and through Quicken(R), QuickBooks(R), Microsoft(R) Money and BankNOW(TM), the leading online money management software packages. Additional information about Centura is available on its web site at www.centura.com.


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